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                                                                   EXHIBIT 10.14
                          OPTIMARK TECHNOLOGIES, INC.

                      RESTRICTED STOCK PURCHASE AGREEMENT

         THIS AGREEMENT is made as of December 1, 1998, between OptiMark Technologies, Inc., a Delaware corporation (the "Company"), and Phillip J. Riese (the "Purchaser").

         WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Company is willing to sell to the Purchaser and the Purchaser desires to purchase shares of Common Stock according to the terms and conditions contained in the Employment Agreement between the Purchaser and the Company effective as of November 1, 1998 (the "Employment Agreement") and the Amended and Restated Stockholders Agreement dated April 23, 1998, as amended, among the Company and the signatories to such Agreement (the "Stockholders Agreement") and herein.

         THEREFORE, the parties agree as follows:

         1. Sale of Stock. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase an aggregate of 100,000 shares of the Company's Common Stock, par value $.01 per share (the "Shares"), at the price of $10.00 per share for an aggregate purchase price of $1,000,000.

         2.      Payment of Purchase Price.

                 (a) The purchase price for the Shares may be paid by delivery to the Company at the time of execution of this Agreement of cash, check, duly executed full recourse promissory note in the form attached hereto as Exhibit A (the "Note"), or any combination thereof.

                 (b) With respect to the Note, the parties agree to the following:

                          (i)     The Note shall become payable in full upon
the earlier of (i) November 1, 1999 or (ii) fifteen (15) days following termination of Purchaser's employment with the Company for any reason.

                          (ii)    The Purchaser shall deliver to the Company
(the "Escrow Holder") all certificates representing the Shares and two executed blank stock assignments, in the form attached hereto as Exhibit B, for use in transferring all or a portion of said Shares to the Company, as required under this Section 2(b) or under any other provision of this Agreement including
Section 3.

                          (iii)   Upon full payment by the Purchaser of all
amounts due on Purchaser's Note, the Escrow Holder shall deliver to the Purchaser the certificate or certificates representing the Shares in the Escrow Holder's possession belonging to the Purchaser, the blank stock assignment and the executed original of the Note marked "canceled" by the Company, and the Escrow Holder shall be






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discharged of all further obligations hereunder; provided, however, that the
Escrow Holder shall nevertheless retain said certificate or certificates and stock assignment as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.



         3. Repurchase Requirement. If, prior to November 1, 1999 (i) the Company terminates the Purchaser's employment for "Cause," or (ii) the Purchaser terminates his employment voluntarily other than for "Good Reason" (as those terms are defined in the Employment Agreement), the Company shall, within 90 days from such termination date, repurchase all (but not less than all) of the Shares that shall constitute the Unreleased Shares (as defined in
Section 4) at such time, at the original purchase price of $10.00 per share (the "Repurchase Price"). Such repurchase shall be effected by the Company by written notice to the Purchaser (with a copy to the Escrow Holder) and, at the Company's option, (i) by delivery to the Purchaser with such notice of a check in the amount of the purchase price for the Shares being repurchased, or (ii) by cancellation by the Company of an amount of the Purchaser's indebtedness to the Company equal to the purchase price for the Shares being repurchased, or
(iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals the aggregate Repurchase Price. Upon delivery of such notice and the payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

         4.      Release of Shares From Repurchase Requirement.

                 (a) Shares shall be released from the Company's repurchase requirement on November 1, 1999, provided the Purchaser is employed by the Company on such date, or, if earlier, upon termination of the Purchaser's employment with the Company (i) by the Company for any reason other than "Cause," (ii) by the Purchaser for "Good Reason," or (iii) as a result of Purchaser's death or "Disability" (as such terms are defined in the Employment Agreement).

                 (b) Any of the Shares that have not yet been released from the Company's repurchase requirement are referred to herein as "Unreleased Shares."

                 (c) The Shares that (i) have been released from the Company's repurchase requirement and (ii) have been paid for in full, shall be delivered to the Purchaser at the Purchaser's request.

         5. Restriction on Transfer. None of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any manner, except for the deposit of the Shares with the Company pursuant to
Section 2 hereof or the release of the Shares to the Company pursuant to
Section 3 hereof, until the release of such Shares from the Company's repurchase requirement in accordance with the provisions of this Agreement.

         6. Stock Adjustments. If after the date of issuance of the Shares to the Purchaser under this Agreement the Company shall issue any additional shares of its Common Stock to holders of such Common Stock, by way of dividend or stock split or other distribution, or if any shares of capital stock






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or other securities or other consideration of the Company or of any other corporation are issued in exchange for, or with respect to, the Shares issued hereunder pursuant to any recapitalization, merger, sale of assets, liquidation or other reorganization (collectively, "Reorganization"), regardless of whether the Company shall survive such Reorganization, all of such Shares , capital stock and other securities or other consideration shall be treated as if they were Shares acquired by the Purchaser under this Agreement and shall be ratably subject to all provisions of this Agreement (including, without limitation, the Company's Repurchase Requirement) as if they were Shares issued to the Purchaser hereunder.

         7. Investment Representations. In connection with the purchase of the Shares, the Purchaser represents to the Company the following:

                 (a) The Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. The Purchaser is purchasing these securities for investment for the Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

                 (b) Purchaser acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. Purchaser further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the Securities.

         8.      Stock Certificate Legends.

                 (a) Purchaser understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by applicable state or federal securities laws:

                 THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE SECURITIES LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                 THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A






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                 REPURCHASE REQUIREMENT HELD BY THE ISSUER OR ITS ASSIGNEE(S)
                 AS SET FORTH IN THE RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND REPURCHASE REQUIREMENT ARE BINDING ON TRANSFEREES OF THESE SHARES.

                 (b) Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                 (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

         9. Tax Consequences. The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the obligation of the Company to buy back the Shares pursuant to its repurchase requirement. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Company's repurchase requirement lapses by filing an election under Section 83(b) of the Code with the I.R.S. within 30 days from the date of purchase.

                 THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

         10.     General Provisions.

                 (a) This Agreement shall be governed by the laws of the State of New York as they apply to contracts entered into and wholly to be performed in such state. This Agreement, together with the Employment Agreement and the Stockholders Agreement, represent the entire agreement between






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the parties with respect to the purchase of Common Stock by the Purchaser and may only be modified or amended in writing signed by both parties.

                 (b) Any dispute, claim or controversy of any kind (including but not limited to tort, contract and statute) arising on or before November 1, 1999 under, in connection with, or relating to this Agreement, shall at the request of either party be resolved exclusively by arbitration in accordance with Section 20 of the Employment Agreement.

                 (c) All notices, demands or other communications provided for or permitted hereunder shall be made in writing and shall be registered or certified first class mail, return receipt requested, courier service, outright mail or personal delivery:

                          If to the Company:
                          ------------------

                          OptiMark Technologies, Inc.
                          530 Main Avenue
                          Durango, CO  81301
                          Attention:  William A. Lupien



                          If to the Purchaser:
                          --------------------


                          Phillip J. Riese
                          141 Prince Street, Apt. 4
                          New York, NY  10012

                 (d) The rights and benefits of the Company under this Agreement shall be transferable in the case of a sale of substantially all of the assets of the Company to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

                 (e) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

                 (f) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

                 (g) Purchaser acknowledges and agrees that this Agreement and the transactions contemplated hereunder do not constitute an express or implied promise of continued engagement as an employee or consultant for any period, or at all, and shall not interfere with Purchaser's right or the






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Company's right to terminate Purchaser's employment or consulting relationship at any time, with or without cause.

                 (h) Purchaser has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.

                 (i) This Agreement may be executed by either of the parties hereto in one or more counterparts, none of which need contain the signature of more than one party hereto, and each of which shall be deemed an original, and all of which together shall constitute a single agreement.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.

OPTIMARK TECHNOLOGIES, INC.                                 PURCHASER:  Phillip J. Riese
a Delaware corporation

By: /s/  William A. Lupien                                  By:  /s/  Phillip J. Riese
         ------------------------------------------                   -----------------------------------------
                                                                     (Signature)

Title: Chairman
       --------------------------------------------
         (Type or Print Name)                               141 Prince Street
                                                            ---------------------------------------------------

                                                            New York
                                                            ---------------------------------------------------
                                                            (Address)
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